UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2007

ARTHROCARE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-027422	94-3180312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 Rialto Blvd., Building Two, Suite 100
Austin, TX 78735
(Address of principal executive offices, zip code)

(512) 391-3900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 31, 2007, ArthroCare Corporation (“ArthroCare”) entered into a Stock Purchase Agreement with DiscoCare, Inc. (“DiscoCare”) pursuant to which ArthroCare acquired all of the outstanding shares of DiscoCare in exchange for cash.

ITEM 9.01 Statements and Exhibits.

EXHIBIT NO	DESCRIPTION OF EXHIBIT

99.1	Press Release dated January 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 3, 2008	/s/ Michael Baker
Michael Baker
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 3, 2008.